Summary prospectus DECEMBER 4, 2015

TIAA-CREF Money Market Fund

of the TIAA-CREF Funds

Class Ticker: Advisor TMHXX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.tiaa-cref.org/tffixedre_pro. You can also get this information at no cost by calling 800 223-1200 or by sending an e-mail request to disclosure@tiaa-cref.org. The Fund’s prospectus and Statement of Additional Information (“SAI”), each dated December 4, 2015, as subsequently supplemented, and the sections of the Fund’s shareholder report dated March 31, 2015 and September 30, 2015 from “Summary Portfolio of Investments” through “Notes to Financial Statements,” are incorporated into this Summary Prospectus by reference and may be obtained free of charge at the website, phone number or e-mail address noted above.

Investment objective

The Fund seeks high current income consistent with maintaining liquidity and preserving capital.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES (fees paid directly from your investment)

Advisor Class
Maximum sales charge imposed on purchases (percentage of offering price)	0%
Maximum deferred sales charge	0%
Maximum sales charge imposed on reinvested dividends and other distributions	0%
Redemption or exchange fee	0%
Maximum account fee	0%

TIAA-CREF Money Market Fund  ■  Summary Prospectus     1

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

Advisor Class
Management fees	0.10%
Distribution (Rule 12b-1) fees	—
Other expenses[1]	0.14%
Total annual Fund operating expenses	0.24%
Waivers and expense reimbursements[2]	—
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.24%

1	Estimates for the current fiscal year.
2

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors Inc., has contractually agreed to reimburse the Fund for any Total Annual Operating Expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.30% of the average daily net assets for Advisor Class shares of the Fund. These expense reimbursement arrangements will continue through at least December 3, 2016, unless changed with approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s expense reimbursement agreement will remain in place through December 3, 2016, but that there will be no waiver or expense reimbursement agreement in effect thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Advisor Class
1 year	$25
3 years	$77

Principal investment strategies

The Fund invests in high-quality, short-term money market instruments. Generally, the Fund seeks to maintain a share value of $1.00 per share. The Fund’s investments will be made in accordance with the applicable rules governing the quality, maturity and diversification of securities and other instruments held by money market funds.

The Fund invests in debt obligations with a remaining maturity of 397 days or less, such as:

2     Summary Prospectus  ■  TIAA-CREF Money Market Fund

(1) Commercial paper (short-term “IOUs” issued by corporations and others) or variable-rate, floating-rate or variable-amount securities of domestic or foreign companies;

(2) Obligations of commercial banks, savings banks, savings and loan associations, and foreign banks whose latest annual financial statements show more than $1 billion in assets. These include certificates of deposit, time deposits, bankers’ acceptances and other short-term debt;

(3) Securities issued by, or whose principal and interest are guaranteed by, the U.S. Government or one of its agencies or instrumentalities;

(4) Other debt obligations issued by domestic or foreign companies;

(5) Repurchase agreements involving securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, or involving certificates of deposit, commercial paper or bankers’ acceptances;

(6) Obligations issued or guaranteed by foreign governments or their political subdivisions, agencies or instrumentalities; and/or

(7) Obligations of international organizations (and related government agencies) designated or supported by U.S. or foreign government agencies to promote economic development or international banking.

The Fund maintains a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life to maturity of 120 days or less. The Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”), limits the Fund’s investments to securities that present minimal credit risk and are rated in the highest rating categories for short-term instruments. The Fund will only purchase money market instruments that at the time of purchase are “First Tier Securities,” that is, instruments rated within the highest short-term rating category by at least two nationally recognized statistical rating organizations (“NRSROs”), or rated within the highest short-term rating category by one NRSRO if it is the only NRSRO to have issued a rating for the security, or unrated securities of comparable quality or “Government Securities” as such term is defined by the applicable rules governing money market funds. The Fund can also invest up to 30% of its assets in money market and debt instruments of foreign issuers denominated in U.S. dollars.

The above list of investments is not exclusive and the Fund may make other investments consistent with its investment objective and policies.

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Current Income Risk—The risk that the income the Money Market Fund receives may fall as a result of a decline in interest rates. In a low or negative interest rate environment, the Fund may not be able to achieve a positive or zero yield or maintain a stable net asset value of $1.00 per share.

TIAA-CREF Money Market Fund  ■  Summary Prospectus     3

• Issuer Risk (often called Financial Risk)—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time.

• Credit Risk (a type of Issuer Risk)—The risk that the issuer of fixed-income investments may not be able or willing to meet interest or principal payments when the payments become due.

• Market Volatility, Liquidity and Valuation Risk (types of Market Risk)—The risk that volatile or dramatic reductions in trading activity make it difficult for the Fund to properly value its investments and that the Fund may not be able to purchase or sell an investment at an attractive price, if at all.

• Income Volatility Risk—The risk that the level of current income from a portfolio of fixed-income investments may decline in certain interest rate environments.

• Interest Rate Risk (a type of Market Risk)—The risk that increases in interest rates can cause the prices of fixed-income investments to decline. This risk is heightened to the extent the Fund invests in longer duration fixed-income investments and during periods when prevailing interest rates are low or negative. As of the date of this Prospectus, interest rates in the United States and in certain foreign markets are at or near historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates. In general, changing interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility.

• Fixed-Income Foreign Investment Risk—Investment in fixed-income securities or financial instruments of foreign issuers involves increased risks due to adverse issuer, political, regulatory, currency, market or economic developments. These developments may impact the ability of a foreign debt issuer to make timely and ultimate payments on its debt obligations to the Fund or impair the Fund’s ability to enforce its rights against the foreign debt issuer. These risks are heightened in emerging or developing markets. Foreign investments may also be less liquid and more difficult to value than investments in U.S. issuers.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Please see the non-summary portion of the Prospectus for more detailed information about the risks described above.

Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Because the Fund only recently began offering Advisor Class shares, the performance information shown is for the Fund’s existing classes, which would have substantially similar annual returns to the new Advisor Class because all of

4     Summary Prospectus  ■  TIAA-CREF Money Market Fund

the Fund’s classes are invested in the same portfolio of securities with the only difference being that the classes do not have the same expenses. The bar chart shows the annual total returns of the Institutional Class of the Fund, before taxes, in each full calendar year for the last ten years. Because the expenses vary across share classes, the performance of the Institutional Class may vary from the other share classes. Below the bar chart are the best and worst returns of the Institutional Class for a calendar quarter during the full calendar-year periods covered by the bar chart. The performance table following the bar chart shows the Fund’s average annual total returns for the Institutional, Retirement, Premier and Retail Classes over the applicable one-year, five-year, ten-year and since-inception periods ended December 31, 2014, and how those returns compare to those of the Fund’s peer group average. The performance in the bar chart and table has not been restated to reflect any difference between the existing classes’ expenses and estimated Advisor Class expenses. Because existing class shares generally are expected to have different expenses than Advisor Class shares, if the charts below had been restated with Advisor Class expenses, performance would have differed.

The returns shown below reflect previous agreements by Advisors to waive or reimburse the Fund for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The peer group average listed below is unmanaged, and you cannot invest directly in the peer group average. The returns for the peer group average reflect no deduction for fees, expenses or taxes.

For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa-cref.org.

ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS SHARES (%)†

Money Market Fund

† The year-to-date return as of the most recent calendar quarter, which ended on September 30, 2015, was 0.01%.

Best quarter: 1.33%, for the quarter ended December 31, 2006. Worst quarter: 0.00%, for the quarter ended September 30, 2011.

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AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2014

	Inception Date	One Year	Five Years	Ten Years
Institutional Class	7/1/1999
Return Before Taxes†		0.00%	0.04%	1.68%
Retail Class	3/31/2006
Return Before Taxes†		0.00%	0.00%	1.63	%*
Retirement Class	3/31/2006
Return Before Taxes†		0.00%	0.00%	1.57	%*
Premier Class	9/30/2009
Return Before Taxes†		0.00%	0.00%	1.66	%*
iMoneyNet Money Fund Averages™—All Taxable		0.01%	0.02%	1.40%
Current performance of the Fund’s shares may be higher or lower than that shown above.
*

The performance shown for the Retail, Retirement and Premier Classes that is prior to their inception date is based on performance of the Fund’s Institutional Class. The performance for these periods has not been restated to reflect higher expenses of the Retail, Retirement and Premier Classes. If those expenses had been reflected, the performance would have been lower.

†

Beginning August 27, 2013, part or all of the investment management fees of the Institutional, Retail, Retirement and Premier Classes are being voluntarily waived. In addition, the Fund’s adviser is reimbursing certain other Fund expenses. Beginning January 1, 2013, part or all of the 12b-1 distribution expenses of the Retail Class are being waived. Prior to that, beginning August 18, 2009 part or all of the 12b-1 distribution expenses were not being reimbursed to the Fund’s distributor. Also, beginning August 18, 2009 part or all of the service fees of the Retirement Class are being voluntarily waived. Beginning October 1, 2009, part or all of the 12b-1 distribution expenses of the Premier Class are being voluntarily waived. Without these changes, the 7-day current and effective net annualized yields and total returns for the Fund would have been lower. The suspension of reimbursements and the addition of waivers are voluntary and may be discontinued at any time without notice.

For the Fund’s most current 7-day yield, please call the Fund at 800 842-2252.

Portfolio management

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

Portfolio Managers. The following persons manage the Fund on a day-to-day basis:

Name:	Michael Ferraro, CFA	Joseph Rolston
Title:	Director	Director
Experience on Fund:	since 1999	since 2011

Purchase and sale of Advisor Class shares

Advisor Class shares are available for purchase through certain financial intermediaries, employee benefit plans and insurance company separate accounts. The Fund also offers Institutional, Retirement, Premier and Retail Class shares, which are offered through another prospectus that contains information about their respective eligibility criteria.

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Redeeming or Exchanging Shares. You can redeem (sell) or exchange your shares of the Fund on any day that the New York Stock Exchange (“NYSE”) is open for business. Exchanges may be made for shares of the same share class of other funds offered by the Trust. If your shares are held through a third party, please contact that entity for applicable redemption or exchange requirements.

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the financial intermediary for providing investor services. The Fund’s related companies may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TIAA-CREF Money Market Fund  ■  Summary Prospectus     7

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